UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2005 (March 23, 2005)

IMPLANT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-25839	04-2837126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 Audubon Road #5 Wakefield, MA		01880
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (781) 246-0700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 23, 2005, Rapiscan Systems Inc (“Rapiscan”) and Implant Sciences Corporation (“Implant”) entered into a Development, Distribution and Manufacturing Agreement (the “Agreement”).  The Agreement provides for i) the manufacture of Implant’s existing Quantum SnifferTM explosives detection equipment (the “QSTM Products”) by Implant and sale of the QSTM Products to Rapiscan, on a private label basis at a discounted price as agreed to by the parties, ii) a grant by Rapiscan to Implant of the right to continue selling the QSTM Products through Implant’s direct and indirect sales force, iii) the development by Implant of a trace explosives detection subsystem using Implant’s Quantum SnifferTM Technology (the “QSTM Technology”) that could be integrated with Rapiscan’s X-ray baggage screening device technology, resulting in an automated baggage screening device (the “QSTM Baggage Screening Prototype”) to be delivered within fifteen (15) months from the date of the Agreement, iv) the funding by Rapiscan of up to $1,000,000 for the development of the QSTM Baggage Screening Prototype to be paid periodically as the development continues based upon achievement of certain milestones, v) the development by Implant of other trace explosives detection subsystems (the “Other QSTM Trace Prototype”) utilizing the QSTM Technology to be delivered within seventeen (17) months from the date of the Agreement, vi) the funding by Rapiscan of up to $2,000,000 for the development of the Other QSTM Trace Prototype to be paid periodically as the development continues based upon achievement of certain milestones, vii) the parties granting each other various rights to manufacture components of commercial products resulting from the development of the QSTM Baggage Screening Prototype and the Other QSTM Trace Prototype (collectively, the “Developed Products”), viii) the sale to Rapiscan of components for the Developed Products manufactured by Implant, ix) distribution rights granted by Implant to Rapiscan for the marketing, sales and service of the Developed Products, and x) royalty payments to Implant on an agreed-upon portion of the sales of the Developed Products made by Rapiscan to end-user customers.

Implant has included the Agreement as Exhibit 10.1, to this Current Report on Form 8-K/A.  Certain confidential information in this Exhibit 10.1 has been redacted and the Company will request confidential treatment of such information from the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended, and U.S.C. Section 552 (b)(4) and 17 C.F.R Section 200.80(b)(4) and 240.24b-2

Item 9.01.  Financial Statements and Exhibits.

(a)	Exhibits

10.1 Development, Distribution and Manufacturing Agreement, dated March 23, 2005, by and between Rapiscan Systems Inc. and Implant Sciences Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:	/s/ Anthony J. Armini
Anthony J. Armini

President and Chief Executive Officer

Date: April 7, 2005